UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________

FORM 8-K

_____________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

__________________________________________

SAExploration Holdings, Inc.

(Exact name of registrant as specified in its charter)

__________________________________________

Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 LTIP Awards

As previously reported in Item 5.02 of its Current Report on Form 8–K filed with the Securities and Exchange Commission on November 29, 2018, SAExploration Holdings, Inc. (the “Company”) established an amended and restated long–term incentive equity plan for employees entitled  the SAExploration Holdings, Inc. Amended and Restated 2018 Long–Term Incentive Plan (the “Amended and Restated 2018 Plan”).

Effective March 29, 2019, (the “Grant Date”), long–term incentive awards for fiscal year 2018 (the “2018 LTIP Awards”) were made under the Amended and Restated 2018 Plan to the Company’s named executive officers as follows:

Name	Current Position	Total Number of Stock Units
Jeff Hastings	Chief Executive Officer and Chairman of the Board	63,595
Brian Beatty	Chief Operating Officer	63,595
Brent Whiteley	Chief Financial Officer, General Counsel and Secretary	30,940
All Current Executive Officers as a Group		189,812

The 2018 Awards will vest on September 29, 2020 in accordance with the terms of employment agreements with the named executives.  A form of the 2018 LTIP Restricted Stock Unit Notice and Agreement is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

True–Up MIP Awards

Effective as of  the Grant Date, true–up MIP awards, of restricted stock units (the “True–Up MIP Awards”) were made under the Amended and Restated 2018 Plan to the Company’s named executive officers as follows:

Name	Current Position	Total Number of Stock Units
Jeff Hastings	Chief Executive Officer and Chairman of the Board	157,760
Brian Beatty	Chief Operating Officer	157,760
Brent Whiteley	Chief Financial Officer, General Counsel and Secretary	125,279
All Current Executive Officers as a Group		556,800

The True–Up MIP Awards vest as follows: (a) one–half on April 12, 2019, (b) one–half on January 29, 2021.  Notwithstanding the foregoing, all of an executive’s True–Up MIP awards granted under the 2018 Amended and Restated Plan will vest in full on the earliest to occur of (i) such executive’s attaining the age of 64 years, (ii) a Change of Control, as defined in such executive’s employment agreement, (iii) December 31, 2020, if such executive’s employment agreement is not renewed, and (iv) the termination of such executive’s employment for any reason other than a termination for Cause, as defined in such executive’s employment agreement, or a termination by such executive without Good Reason, as defined in such executive’s employment agreement. A form of the True–Up MIP Award Restricted Stock Unit Notice and Agreement is being filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of 2018 LTIP Restricted Stock Unit Notice and Agreement.
10.2	Form of True–Up MIP Award Restricted Stock Unit Notice and Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2019 SAExploration Holdings, Inc.

By: /s/ Brent Whiteley

Name: Brent Whiteley

Title: Chief Financial Officer, General Counsel and Secretary

2